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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14C INFORMATION


            INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Check the appropriate box:

/X/ Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

/ / Definitive Information Statement

                          FIRST PRIORITY GROUP, INC.
                          --------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:

    (4) Date Filed:

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                          First Priority Group, Inc.

                               270 Duffy Avenue

                        Hicksville, New York 11801-2828

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of First Priority Group, Inc., a New York corporation (the "Company"), will be held at First Priority Group, Inc., 270 Duffy Avenue, Hicksville, New York, on Thursday, December 26, 1996 at 11:00 A.M. local time for the following purposes, all of which are more completely set forth in the accompanying Information
Statement:

       (1) To approve a Two (2) for Three (3) reverse split of the Company's common stock and amend the Company's Certificate of Incorporation as required to affect the reverse split.

       (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

              The Board of Directors has fixed the close of business on November 22, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment thereof.

                                  BY ORDER OF THE BOARD
                                       OF DIRECTORS



                                  Barry Siegel
                                  Co-Chairman, Co-Chief Executive Officer,
                                  Treasurer and Secretary


December 5, 1996

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


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                           First Priority Group, Inc.

                                270 Duffy Avenue

                         Hicksville, New York 11801-2828


                              INFORMATION STATEMENT



              This Information Statement, expected to be mailed on or about December 5, 1996 is furnished in connection with the Special Meeting of Shareholders to be held on December 26, 1996, at 11:00 A.M., at First Priority Group, Inc., 270 Duffy Avenue, Hicksville, New York, and at any adjournment thereof, for the purposes set forth in the Notice of Special Meeting.

              Only the holders of the Company's common stock of record at the close of business on November 22, 1996 will be entitled to notice of and to vote at the Special Meeting. As of November 22, 1996, there were outstanding 5,883,883 shares of the Company's common stock. Each share of common stock is entitled to one (1) vote on each matter to be voted on, and a majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business.

              Each of the matters to be voted on at the Special Meeting requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock represented and voting at the meeting.


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                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                PROPOSAL DISCUSSED IN THIS INFORMATION STATEMENT.


                                   PROPOSAL 1


On November 21, 1996, the Board of Directors of the Company approved a Two (2) for Three (3) reverse split of the Company's common stock (the "Reverse Split"), whereby every three shares of the Company's common stock will be exchanged for two shares of the Company's stock. The Reverse Split is subject to shareholders' approval. The Reverse Split will become effective on December 27, 1996, should this proposal be approved by the shareholders. On November 22, 1996, the Company had 5,883,883 shares issued and outstanding. Should this proposal be approved, the Company would thereafter have 3,922,588 shares issued and outstanding.

The Board of Directors felt that the Reverse Split would be in the best interest of the Company and its shareholders for three reasons: (a) the market would perceive the higher stock price as more attractive to investors; (b) investors in any future offerings of the Company's common stock may find the higher stock price more attractive; and (c) the Reverse Split will assist the Company in meeting the minimum listing criteria of the Nasdaq SmallCap Market, when and if the Company applies for listing with the Nasdaq Stock Market, Inc..

Upon approval of this proposal, the officers of the Company will be authorized to amend the Company's Certificate of Incorporation whereby the Fourth Paragraph B would be amended to provide that the total number of authorized common stock shares would become 13,333,333 shares, formerly 20,000,000 shares, having a par value of $.0225 per share, formerly $.015 per share. The amendment to the Certificate of Incorporation shall read:


(a) To delete the present Paragraph Fourth (A) and to substitute the following in its place:

FOURTH

A.     AUTHORIZED SHARES.

       The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 14,333,333 shares, of which 1,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share ("Preferred Stock"), and 13,333,333 shall be Common Stock, having a par value of $0.0225 per share ("Common Stock"). The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Preferred Stock or Common Stock and issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.

PROPOSALS OF SHAREHOLDERS

       Proposals of any shareholders of the Company which are to be presented at the Company's

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1997 Annual Meeting of Shareholders which such shareholder wishes to be included in the Company's Information Statement or Proxy Statement relating to such Annual Meeting, must be received by the Company no later than January 1, 1997. The next Annual Meeting of Shareholders is anticipated to be held on June 20, 1997.

OTHER BUSINESS

       The Special Meeting is called for the purposes set forth in the Notice of Special Meeting of Shareholders. The Board of Directors does not intend to present, and knows of no one who intends to present, any matter for action by shareholders at such meeting other than the matters referred to in that Notice.



                                  Barry Siegel
                                  Co-Chairman, Co-Chief Executive Officer,
                                  Treasurer and Secretary

First Priority Group, Inc.
270 Duffy Avenue
Hicksville, New York 11801


December 5, 1996